WesBanco

By all accounts, better.

Rodman & Renshaw Annual Global Investment Conference

New York, NY

September 12 - 13, 2011

Exhibit 99.1

Forward-Looking Statements

WesBanco
By all accounts, better.

Forward-looking statements in this presentation relating to WesBanco’s plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation
Reform Act of 1995. The information contained herein should be read in conjunction with WesBanco’s 2010 Annual Report on Form 10-K filed with the
Securities and Exchange Commission (“SEC”), including WesBanco’s Form 10-Q as of March 31, 2011 and June 30, 2011, which are available on the SEC’s website
www.sec.gov or at WesBanco’s website www.wesbanco.com.
Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in WesBanco’s 2010
Annual Report on Form 10-K filed with the SEC under the section, “Risk Factors” in
Part 1, Item 1A. Such statements are subject to important factors that could cause actual results to differ materially from those contemplated by such statements.
WesBanco does not assume any duty to update any forward-looking statements.

WesBanco at a Glance

WesBanco
By all accounts, better.

Headquarters in Wheeling, West Virginia
Assets: $5.4 billion
Founded in 1870
32 banks/23 companies acquired in 25 years
Banking operations in West Virginia, Ohio and
Western Pennsylvania
112 banking offices + Pittsburgh Business Loan Office
124 ATM’s
Non-bank activities include:
Wealth management, securities brokerage, insurance and
proprietary family of mutual funds

An Expanding Franchise in Contiguous Markets: 112 banking offices

Toledo
Cleveland
Pittsburgh
Cincinnati
Frankfort
Lexington
Charleston
0
86.2mi
Copyright (C) 2010 SNL Financial LC. All rights reserved

WesBanco
By all accounts, better.

Columbus
Springfield
Dayton
Huntington
Wheeling
* SNL 12/31/10 Deposit Market Share Data
Ranked #1-3 in
deposit market
share in 15
counties out of 37*
Expanding along
major highways to
population centers
(Columbus,
Dayton,
Cincinnati)
Organized into
seven markets

Quarterly Performance Comparison

By all accounts, better.

($ in thousands, except diluted
earnings per share)00’s except per
share data) Jun 2011 Mar 2011 Dec 2010 Sep 2010 Jun 2010
Net Income $11,918 $10,240 $10,310 $9,153 $8,238
Diluted Earnings Per Share $ 0.45 $ 0.39 $ 0.39 $ 0.34 $ 0.31
Provision for Credit Losses $6,802 $8,041 $9,625 $11,778 $11,675
Return on Average Assets 0.88% 0.77% 0.76% 0.67% 0.61%
Return on Average Tangible
Equity
14.73% 13.29% 13.09% 11.80% 10.98%
Net Interest Margin (FTE) 3.73% 3.67% 3.66% 3.61% 3.56%
Efficiency Ratio 59.79% 61.63% 60.36% 61.05% 60.36%

Return on Average Assets

2.00%
1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.64%
1.67%
1.67%
1.71%
1.67%
1.77%
0.59%
0.61%
0.67%
0.76%
0.77%
0.88%
1Q-10
2Q-10
3Q-10
4Q-10
1Q-11
2Q-11
ROAA: Pre-tax, Pre-provision
ROAA: GAAP

WesBanco
By all accounts, better.

Net Operating Revenue vs. Loan Balances

($ in thousands)

Quarterly Net Revenue *
Portfolio Loan Balance
59,000
57,000
55,000
53,000
51,000
49,000
47,000
45,000
Quarterly Net Revenue
3,500,000
3,400,000
3,300,000
3,200,000
3,100,000
3,000,000
Portfolio Loan Balance
2Q'10
3Q'10
4Q'10
1Q'11
2Q'11

WesBanco
By all accounts, better.

• Net Operating Revenue = Net Interest Income plus Non-interest Income, excluding net securities gains and gains/losses on REO. See non-GAAP measures for additional information relating to the calculation of this item.

Total Risk Based Capital
Tangible Equity to Tangible Assets *
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
12.87%
6.27%
12.89%
6.34%
13.20%
6.33%
13.48%
6.43%
13.61%
6.59%
2Q'10
3Q'10
4Q'10
1Q'11
2Q'11

WesBanco
By all accounts, better.

Summary – Capital Ratios % *See non-GAAP measures for additional information relating to the calculation of this item.

Recent Accomplishments
Increased dividends to shareholders in 1Q’11 and in 3Q’11
by 14.3% in total.
Growth in tangible capital and regulatory capital ratios
through growth in retained earnings.
Remained profitable each quarter throughout recession.
Continued growth in earnings per share in each of the past
7 quarters.
Purchased five branches with $600 million in deposits
using existing capital resources.
Paid back $75 million in TARP without common raise.
Maintained strong capital position, considered “well
capitalized”.

(MM)
Growth by Acquisition:
A WSBC Core Competency
Focused on higher growth
metro markets and
enhancing market share.
Five acquisitions in nine
years – assets more than
doubled since the
beginning of 2002.
A history of successful
consolidations.
Acquired 5 branches in
Columbus, Ohio market in
2009, resulting in #9
market share.
Acquired Assets: 2002 to 2011  = $3.6B
($ in billions)
$0.0
$1.0
$2.0
$3.0
$4.0
$5.0
$6.0
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
YTD

WesBanco is focused on targeted M & A opportunities in its
market areas.
Limited FDIC-assisted transactions expected, but plenty of
moderately distressed banks and “tired” management
teams.
Management, technology/back office and capital/liquidity
strength to compete for deals of interest.
Current stock valuation provides for upside potential for
acquired bank’s shareholders.

Wealth Management Services

Assets Under Management ($B)
Management Fees ($MM)
$16.2
$14.9
$13.7
$15.8
$17.8
$3.1
$2.4
$2.7
$2.9
$3.0
2007
2008
2009
2010
6/30/2011

Fees annualized based on 6/30/11 results.

$3.0B of assets under management/custody.
Over 5,000 trust relationships.
4 locations in WV & OH
Improving performance as
asset values have grown.
Product capabilities:
Trust
Investment management
WesMark Funds
Estate planning
Financial planning
Brokerage sales
Retirement planning

Economic Benefits of WV
WV reported a surplus of revenue over expense
for the latest fiscal year.
State of WV has implemented legislation to
reduce Business Franchise and Corporate Net
Income Taxes.
WV generated 8% higher revenues in 2011 and
GDP rose by 4% vs. the 2.6% national average.
WV reports stable home prices over the past
five years.
WV reports lower than national average
unemployment.

Marcellus Shale Play

CANADA
Lake Ontario
New York
Lake Erie
Pennsylvania
Ohio
Maryland
New Jersey
West Virginia
Delaware
Kentucky
Virginia
Atlantic Ocean
Tennessee
North Carolina

WesBanco
By all accounts, better.

Map Source:  Oil & Gas Financial Journal through Sterne Agee; data from Pennsylvania
State University College of Earth and Mineral Sciences Research Study of 5/24/10.
Area five time as large as
Barnett Shale – primarily in
WV & PA, parts of NY & OH.
WVU study suggests 43k- 83k
jobs created by Marcellus
drilling activity by 2015.
Total estimated economic
activity by 2020 - $3B.
WSBC in 10 out of 32 counties
in WV with activity.
Top 5 in deposit share in five
of those counties.
Over 1,000 Marcellus wells
drilled to date in WV.
4,145 drilling permits applied
for between 1/1/09 – 7/31/11 in
WV.

2011 Business Initiatives
Actively remix the balance sheet – loans & deposits  - to
improve revenue, interest rate sensitivity, regulatory capital and profitability.
Continuing efforts to address credit quality and impaired
loan levels as economy improves.
Focus on organic loan growth, with an emphasis on
business banking and C&I lending.
Pursue opportunities for activities related to Marcellus
Shale.
Continue to focus on wealth management and other fee-
related opportunities.
Monitor opportunities for selective acquisitions in footprint.

Peer Group – Price / 2012 Estimated Earnings

[redacted]

Median (Excl. WSBC):
10.1x
13.0x
12.0x
11.0x
10.0x
9.0x
8.0x
7.0x
6.0x
12.1x
12.0x
11.6x
10.6x
10.6x
10.3x
10.1x
10.0x
9.8x
9.7x
9.6x
9.4x
8.9x
8.2x
FFBC
UBSI
CHCO
National(2) Peers
STBA
CTBI
FNB
FCF
WSBC
PEBO
PRK
ONB
FRME
MSFG

By all accounts, better.

Price / 2012 Estimated Earnings (x)
(1)
Price / 2012 Estimated Earnings (x)
(1)
Source: FactSet Research Systems and SNL Financial; Market data as of 8/26/2011
(1) 2012E earnings estimates per First Call; SRCE earnings estimate not available
(2) Includes nationwide banks and thrifts between $2 billion and $10 billion in total assets

Current Market Update

[redacted]

Source: FactSet Research Systems

WesBanco
By all accounts, better.

Market Performance – Cycle-to-Date
Market Performance – Cycle-to-Date
6/30/07 7/11/08 7/28/09 8/11/10 8/26/11
0.00%
25.00%
50.00%
75.00%
100.00%
125.00%
WesBanco, Inc.  (-38.41%)
KBW Regional Banking Index (-54.92%)
KBW Bank Index (-66.65%)
S&P 500 Index (-21.72%)

Current Market Update

[redacted]

Source: FactSet Research Systems

WesBanco
By all accounts, better.

Market Performance – Since January 1, 2010
Market Performance – Since January 1, 2010
1/1/10 5/31/10 10/29/10 3/28/11 8/26/11
60.00%
80.00%
100.00%
120.00%
140.00%
160.00%
180.00%
WesBanco, Inc.  (47.24%)
KBW Regional Banking Index (-7.62%)
KBW Bank Index (-11.85%)
S&P 500 Index (5.53%)

Securities Portfolio – Quality & Liquidity
Agency
Agency
Mortgage-
Mortgage-
Backed &
Backed &
CMOs, 43.9%
CMOs, 43.9%
US Govt.
US Govt.
Agencies
Agencies
21.6%
21.6%
Securities = $1.52 B
~28.1% of total assets
Municipals,
32.0%
Equities &
Others, 2.5%
Average portfolio yield
of 3.72% at 6/30/11.
WAL approx. 4.8 years,
modified duration 3.6%.
Over 55% unpledged.
No significant private
label RMBS, equities
and corporate/ABS
securities.
Net unrealized AFS
securities gains of $11.0
million at 6/30/11: total
portfolio gain of $20.3
million.

Municipal Bond Portfolio Characteristics

WesBanco
By all accounts, better.

Portfolio comprised of $494 million of tax exempts and
taxable Build America Bonds.
Approximately 90% are local issuers.
G.O.’s are 74% of total; 26% revenue bonds.
96% rated, with 78% rated AA (or its equivalent) or higher.
Only 6.0% below A – all are investment grade.
About 59% in held to maturity – longer dated maturities.
Average tax-equivalent yield – 5.8%; average life 6.8 years.
Average size of each issue is $644 thousand. Average
holdings per issuer are $914 thousand.

Diversified Loan Portfolio
Diversified Loan Portfolio
Comm. Real Estate =
$1.73 B
Const & Dev.
10%
Total Portfolio Loans = $3.26 B
Investor-
owned
57%
Owner-
occupied
33%
Comm.
Real
Estate,
53%
Comm. &
Ind., 13%
Consumer,
8%
HELOC, 8%
Res. Real
Estate, 18%

($ in thousands)
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
2Q'10
3Q'10
4Q'10
1Q'11
2Q'11
Non-Accrual
Restructured

WesBanco
By all accounts, better.

Non-Accrual & Restructured Loans Non-Accrual & Restructured Loans

($ in thousands)
$20,000
$17,500
$15,000
$12,500
$10,000
$7,500
$5,000
$2,500
$0
4Q'09
1Q'10
2Q'10
3Q'10
4Q'10
1Q'11
2Q'11
Net Charge-Offs
Provision for Loan Losses

WesBanco
By all accounts, better.

Net Charge-Offs vs. Provision for Loan Losses Net Charge-Offs vs. Provision for Loan Losses

WSBC
National Peers*
1.68%
0.83%
1.96%
1.42%
2.02%
2.09%
1.71%
0.80%
1.74%
1.03%
1.35%
0.85%
1Q'10
2Q'10
3Q'10
4Q'10
1Q'11
2Q'11

WesBanco
By all accounts, better.

• National Peer Group = Average of 94 banks nationwide with assets between $2-$10 B. • Source: SNL Financial Annualized Net Loan Charge-offs / Average Loans

≥

WSBC
National Peers*
5.38%
5.57%
5.63%
5.48%
5.44%
5.33%
3.21%
3.10%
3.16%
3.40%
3.28%
3.37%
1Q'10
2Q'10
3Q'10
4Q'10
1Q'11
2Q'11

WesBanco
By all accounts, better.

• National Peer Group = Average of 94 banks nationwide with assets between $2-$10 B. • Source: SNL Financial NPA + 90 PD Loans / Total Loans + OREO

Conservative Exposure to Potential Problem
Loan Areas
Conservative Exposure to Potential Problem
Loan Areas
Exposure¹
($ Millions)
% of RBC²
Regulatory
Guideline
Land, Construction & Development $257 53% 100%
Investor-Owned Commercial
$668 137% N/A
Investor-Owned Multi-Family
$214 43% N/A
Total Land, C&D, and Investor-Owned $  1,139 233% 300%
1
Total Loans Outstanding and Unfunded Commitments.
2
Total Risk-Based Capital = $488.3 million at 6/30/11
WSBC is Below Regulatory CRE Guidelines

Net Interest Margin
Efficiency Ratio
3.80%
3.70%
3.60%
3.50%
3.40%
3.30%
3.20%
3.10%
3.00%
Net Interest Margin
69.50%
68.00%
66.50%
65.00%
63.50%
62.00%
60.50%
59.00%
Efficiency Ratio
2Q'09
3Q'09
4Q'09
1Q'10
2Q'10
3Q'10
4Q'10
1Q'11
2Q'11

WesBanco
By all accounts, better.

Net Interest Margin & Efficiency Ratio Net Interest Margin & Efficiency Ratio

Service charges & Fees
Trust
Securities brokerage
Insurance
Other Inc.
($MM)
$50.7
$57.5
$59.3
$60.4
$61.1
2007
2008
2009
2010
6/30/11 Annualized

WesBanco
By all accounts, better.

Diversified Operating Non-interest Income*
Diversified Operating Non-interest Income*
Noninterest income
contributed 26% of 2011
YTD revenue.
Non-bank offerings (trust,
insurance, securities)
contributed $12.4 million in
YTD 2011 revenue.
Trust fees are up 17.4%
year over year.
Approximate 17% decline in
service fee income for YTD
2011,  as a result of mid-
2010 implemented
regulatory requirements.
* Operating non-interest income excludes G/L on securities and G/L on sale of OREO property,  see non-GAAP measures for additional information relating to the calculation of this.

Interest Rate Sensitivity
Interest Rate Sensitivity
Immediate Change in
Interest Rates
% Change in Net Interest Income from
Base Over One Year
June 30, 2011 Dec. 31, 2010
Up 1% Rate Shock +1.2% +2.4%
Up 2% Rate Shock
Up 2% Rate Shock
+0.6%
+0.6%
+1.7%
+1.7%
Up 2% Rate Ramp +1.5% +2.3%
Down 1% Rate Shock -3.7% -2.9%

Investor Remarks
Investor Remarks
•
Solid 2Q:11 results on strengthening PTPP and lower credit costs: WesBanco reported 2Q:11 GAAP EPS of $0.45, a 45% increase from the $0.31 reported for
2Q:10 …which was $0.10 above our estimate and $0.07 ahead of the Street.
Douglas Rainwater, Rodman & Renshaw, July 28, 2011.
•
"Solid upside surprise in 2Q11; raising estimates; shares likely have moderate near-term upside. 2Q11 earnings entailed the third consecutive upside surprise and likely a round of upward estimate revisions."
Kenneth James, Sterne Agee,
July 27, 2011.
•
"Reported Better-Than-Expected 2Q11 Results; Raising Rating to Outperform
and Initiating $23.00 Target Price.
Matthew Schultheis, Boenning & Scattergood,
July 27,
2011.
•
"WSBC reported another quarter of earnings improvement, beating both the
Street and our estimate.
Catherine Mealor, Keefe, Bruyette & Woods, July 26,
2011.

Investment Rationale

WesBanco
By all accounts, better.

Stability, Diversity and Capital Strength
Financial performance indicates well managed
bank.
Strong regulatory capital.
Proven acquisition-oriented growth strategy.
Excellent liquidity.
Asset quality compares favorably with peers.
Diverse earnings stream.
Potential for improved stock price.

Appendix: Loan Totals by Market ($ millions)

WesBanco
By all accounts, better.

Commercial Retail Total Loans
Upper Ohio Valley
$ 465 $ 381 $ 846
North Central WV
236 175 411
Parkersburg
204 84 288
Kanawha Valley
59 35 94
Western PA
199 14 213
Total East Markets $ 1,163 $ 689 $ 1,852
Central Ohio
520 138 658
Southwest Ohio
329 148 477
Southeast Ohio
154 123 277
Total West Markets $ 1,003 $ 409 $ 1,412
Total Bank $ 2,166 $ 1,098 $ 3,264
($ in thousands)

90 Day PD
& Accruing
Non-
Accrual
TDR Other RE
Owned
Upper Ohio Valley
$ 1,494 $ 7,691 $ 4,200 $ 472
North Central WV
702 519 859 147
Parkersburg
956 6,099 235 188
Kanawha Valley
88 2,722 N/A 295
Western PA
105 2,538 249 275
Total East Markets $ 3,345 $ 19,569 $ 5,543 $ 1,377
Central Ohio
1,678 17,899 18,737 2,003
Southwest Ohio
1,176 21,059 11,923 1,239
Southeast Ohio
536 3,517 232 162
Total West Markets $ 3,390 $ 42,475 $ 30,892 $ 3,404
Total Bank $ 6,735 $ 62,044 $ 36,435 $ 4,781
* - Includes $0.9 Million for bank-owned hospitality property.
($ in thousands)
Appendix: Credit Quality By Market   ($ thousands)

2Q’10 3Q’10 4Q’10 1Q’11 2Q’11
Total shareholder’s equity $ 604,714 $ 608,287 $ 606,863 $ 611,978 $ 623,037
Less: goodwill & other
intangible assets (286,908) (286,228) (285,559) (284,941) (284,336)
Tangible equity 317,806 322,059 321,304 327,037 338,701
Total assets 5,356,261 5,362,623 5,361,458 5,368,852 5,425,907
Less: goodwill & other
intangible assets (286,908) (286,228) (285,559) (284,941) (284,336)
Tangible assets $5,069,353 $5,076,395 $5,075,899 $5,083,911 $5,141,571
Tangible equity to tangible
assets 6.27% 6.34% 6.33% 6.43% 6.59%
Non-GAAP Financial Measures
Tangible equity to tangible assets
($ in thousands)

2Q’10 3Q’10 4Q’10 1Q’11 2Q’11
Net  Interest income $ 41,148 $ 41,986 $ 42,326 $ 41,476 $ 43,053
Plus: Non-interest income 14,585 14,976 14,997 14,504 15,019
Less: Net securities gains and
net gains/losses on other real
estate owned and other assets (417) 327 (551) (528) (257)
Net revenue $ 56,150 $ 56,635 $ 57,874 $ 56,508 $ 58,329
Non-GAAP Financial Measures
Net Revenue
($ in thousands)

2007 2008 2009 2010
2011
(annualized)
Non-interest Income $ 52,939 $ 57,346 $ 64,589 $ 59,599 $ 59,531
Less: Net Securities gains 943 1,556 6,046 3,362 60
Less: losses on other real estate
owned and other assets 1,306 (1,715) (747) (4,128) (1,646)
Net operating non-interest
income $ 50,690 $ 57,505 $ 59,290 $ 60,365 $ 61,117
Non-GAAP Financial Measures
Operating non-interest income
($ in thousands)

2Q’10 3Q’10 4Q’10 1Q’11 2Q’11
Net  income (annualized) $ 33,043 $ 36,313 $ 40,903 $ 41,531 $ 47,805
Plus: amortization of
intangibles (annualized) 1,787 1,743 1,724 1,629 1,577
Net income before
amortization of intangibles
(annualized) 34,830 38,056 42,627 43,159 49,382
Average total shareholders’
equity $ 604,334 $ 608,932 $ 611,497 $ 610,077 $ 619,954
Less: average goodwill & other
intangibles (287,221) (286,537) (285,860) (285,219) (284,611)
Average tangible  equity $ 317,113 $ 322,395 $ 325,637 $ 324,858 $ 335,343
Return on average tangible
equity 10.98% 11.80% 13.09% 13.29% 14.73%
Non-GAAP Financial Measures
Return on Average Tangible Equity
($ in thousands)

1Q’10 2Q’10 3Q’10 4Q’10 1Q’11 2Q’11
Income before provision
for income taxes $ 8,780 $ 9,491 $ 9,503 $12,187 $12,448 $15,564
Provision for credit losses 11,500 11,675 11,778 9,625 8,041 6,802
Taxable equivalent
adjustment 1,612 1,535 1,488 1,507 1,608 1,640
21,892 22,701 22,769 23,319 22,097 24,006
Annualized $    88,784 $    91,053 $    90,334 $   92,516 $   89,616 $   96,288
Average assets $ 5,414,341 $ 5,437,010 $ 5,422,181 $ 5,394,837 $ 5,363,365 $ 5,428,747
ROAA 1.64% 1.67% 1.67% 1.71% 1.67% 1.77%
Non-GAAP Financial Measures
ROAA: Pre-tax, Pre-provision
($ in thousands)

* * * * * * ********* * * * ** * * *